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                                                                    EXHIBIT 10.4


                 ADDENDUM NO. 1 TO THE REVOLVING LOAN AGREEMENT

         THIS ADDENDUM NO. 1 TO THE REVOLVING LOAN AGREEMENT ("ADDENDUM NO. 1") is made as of the 15th day of July, 2003 by and between THE ST. PAUL COMPANIES, INC., a Minnesota corporation, (the "LENDER") and NUVEEN INVESTMENTS, INC. (formerly THE JOHN NUVEEN COMPANY), a Delaware corporation, (the "BORROWER").

         WHEREAS, LENDER and BORROWER are parties to a Revolving Loan Agreement dated July 31, 2002 (the "AGREEMENT"); and

         WHEREAS, the parties wish to amend the AGREEMENT such that loan repayment is required upon notice from the LENDER.

         NOW THEREFORE, in consideration of these promises and of other good and valuable consideration, the parties hereto agree as follows:

         1. Paragraph 3 of the AGREEMENT is hereby amended by replacing the paragraph in its entirety with the following:

              "BORROWER promises to repay, upon 30 days' written notice from the lender, all sums loaned to BORROWER by LENDER pursuant to this AGREEMENT, together with all accrued and unpaid interest thereon, as evidenced by the books and records of the LENDER, which shall be presumptive evidence of the amount of Loan(s) outstanding. Notwithstanding the foregoing, BORROWER may prepay the outstanding Loan(s) and accrued interest at any time."

         2. Except as specifically amended herein, the terms and provisions of the AGREEMENT remain in full force and effect.

         3. This ADDENDUM NO.1 is effective as of the date first set forth above, and shall not be amended or modified except in writing signed by an authorized person of each of the parties hereto.

         IN WITNESS WHEREOF, the undersigned have caused this ADDENDUM NO.1 to be executed as of this 15th day of July 2003.

ATTEST:                                    THE ST. PAUL COMPANIES, INC.


/s/ Brian Brenberg                         /s/ Thomas A. Bradley
-----------------------------              -------------------------------------
                                           Thomas A. Bradley
                                           EVP, Chief Financial Officer


ATTEST:                                    NUVEEN INVESTMENTS, INC.


/s/ Alan G. Berkshire                      /s/ Peter H. D'Arrigo
---------------------------                -------------------------------------
                                           Name: Peter H. D'Arrigo
                                           Title: VP & Treasurer